1998 SEMI-ANNUAL REPORT

Fellow Shareholders:

     We are pleased to present our semi-annual report for the 6-month period ended May 31, 1998. We hope you have had a chance to visit your new web site at HTTP://WWW.IPSFUNDS.COM. We now update all performance statistics monthly and portfolio stocks daily. We added a YAHOO! button on the home page for daily quotes, insider trading, news and analysis on each Fund company. The Fund has now been in existence for three and a half years, and is registered or exempt in 34 states. Your Fund again received more favorable publicity, this time a #3 ranking by LIPPER ANALYTICAL SERVICES in USA TODAY in the Growth & Income category, for the three-month period ended March 31, 1998, with a quarterly total return of 17.2% and a 1 year return of 51.9%, among 569 funds. Your Fund's annualized return as of the USA TODAY ranking was 27.7% since inception. Your fund also received favorable mention in an article in the 4-28-98 FORBES DIGITAL TOOL, and Fund manager Robert Loest was recently profiled in the June 15 BOSTON GLOBE. YOUR MONEY magazine ranked the Fund #9 among G&I funds for the one year period ended 3/31/98, with a total return of 51.9%. Over the last six months we have worked to reduce your Fund's volatility due to its large technology position, relative to the overall market. Its risk-return characteristics have improved compared with both the VALUE LINE ARITHMETIC & S&P 500 COMPOSITES, despite a technology position exceeding 40%, improving its 6-month and 1-year relative returns.


                   [GRAPHIC APPEARS HERE]


    FIGURE 1. The data presented herein and below represent past performance and are not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less at redemption than their original cost.

      TOTAL ANNUAL RETURN FOR:       IPS MILLENNIUM            VALUE LINE             S&P 500
                                          FUND              ARITHMETIC INDEX         COMPOSITE
     6 months ended 5/31/98               12.37%                 10.59%                15.03%
     12 months ended 5/31/98              28.04%                 26.73%                29.98%
     3 years ended 5/31/98                25.63%                 25.02%                28.67%
     Inception 1/3/95 - 5/31/98           24.81%                 26.13%                30.79%

   The total returns above include changes in the Fund's share price, plus reinvestment of any dividends (income) and capital gains (profits from the sale of a stock). The VALUE LINE ARITHMETIC INDEX and the S&P 500 COMPOSITE have been adjusted to reflect total return with dividends reinvested.

   __________________________________________________________________________

                      RECENT NEWS OF INTEREST

     IPS MILLENNIUM FUND'S NAV is now listed in all major daily newspapers, including THE NEW YORK TIMES, USA TODAY, THE WALL STREET JOURNAL, and THE KNOXVILLE NEWS-SENTINEL. For those of you who like frequent updates on your FUND'S NAV, please be sure to call our after-hours and weekend/holidays number at 423-544-1842. We also update the NAV daily on our website, with additional performance and sector allocation information that is updated at least monthly. If you click on the title of any investment sector, you will also see a list of all companies owned in that sector. This list is updated daily, so that you will always know what companies you own. The blue YAHOO! QUOTES button on the web site main page is configured to provide extensive information to you for each stock owned in the Fund. The favorable publicity has caused Fund assets to increase 44% in the past six months, to just under $17 million as of May 31. We welcome your feedback, and any suggestions you may have for additions to your Fund's website.


TABLE 1:  BREAKDOWN BY MARKET CAP
-------
               May 31, 1998

    Sector                Number     Percent
   -----------------------------------------
1.  Large Caps (>$10b)      16        27.6%
2.  Mid Caps                28        43.1%
3.  Small Caps (<$1b)       16        29.3%
                          ----     -------

    Total                   60      100.0%

    Median Market Capitalization:  $3.3b


                 MANAGEMENT'S DISCUSSION & ANALYSIS
                 ----------------------------------

CLASSIFICATION BY MARKET CAPITALIZATION.

     TABLE 1 presents the Fund's makeup by market capitalization as of 5/31/98. 72.4% OF THE FUND IS COMPOSED OF MID- AND SMALL-CAP COMPANIES. (Market capitalization is price per share times number of shares outstanding, one good measure of a company's size.) Note that median market cap is a better measure of the type of fund you own than is average market cap. The reason is that average market cap is strongly biased by single, large outliers like MICROSOFT (MSFT, OTC), one of our ten largest positions.

     Note that the Fund's median market cap has increased slightly since the last report, and that the distribution among the three size segments has shifted a bit from mid- to large-caps. On Nov. 30, 1997, there were 35 small-cap companies, and 12 largecaps. Thus, while the percentage of large cap companies has barely changed, there is more diversificationin that area relative to mid- and small-cap stocks. This shift has been made as a part of our ongoing adjustment of the portfolio's volatility (risk) to achieve our minimum targeted level of return per unitof risk. As the return/risk ratio falls for a particular segment of the portfolio, we reduce that segment's representation in the portfolio, and increase our exposure to segments where we believe the return/risk ratio is better. Our benchmark is the return per unit of standard deviation for the VALUE LINE ARITHMETIC COMPOSITE, an equally-weighted index of 1700 companies.


VOLATILITY OF RETURNS

     In order to gain a better perspective on how your Fund's return and risk characteristics have have changed, review FIGURE 2, at right. Note that the Fund's risk-return characteristics deteriorated during the Fall and Winter of 1996 due to underlying changes in the stock market. We modified the Fund's portfolio in response to these changes, while maintaining our high tech and growth weighting. The result is evident beginning in the second quarter of 1997, with your Fund outperforming the market for four out of the last five quarters. We have been successful in mitigating the increasing volatility of the tech sector relative to returns by changing the makeup of our tech universe, as well as adding a larger element of conservative, high dividend companies, which we discuss in greater detail below. Nevertheless, the Fund is still subject to the high volatility of the tech sector, so you should continue to expect greater volatility than the overall market.

       [GRAPHIC APPEARS HERE]

FIGURE 2.  Volatility of returns relative to VALUE LINE ARITHMETIC
           COMPOSITE.


COPYRIGHT 1998, IPS ADVISORY, INC.                                    Page 2

                           TABLE 2
                           -------

INDUSTRY SECTOR          POSITION (%)     POSITION (%)
                            5/31/98         11/30/97
---------------------------------------------------------
Cash                         14.8%             11%
Banking & Brokerage           2.6%              3%
Broadcasting                  0.0%              1%
Chemical, Specialty           1.0%              2%
Computer & Internet           9.3%              9%
Consumer Durables             0.0%              2%
CONSUMER NON-DURABLES         0.0%              3%
ELECTRONIC COMMERCE           5.0%              2%
ELECTRIC UTILITIES           18.5%             10%
Insurance                     1.7%              2%
Medical Services              4.6%              5%
Pharmaceutical                3.8%              4%
Petroleum                     1.5%              1%
REAL ESTATE INVESTMENT TRUSTS 3.3%              7%
SEMI-CONDUCTORS               5.5%             10%
Services, Misc.               6.0%              4%
Software                      8.0%             10%
Telecommunications           13.2%             13%
Trucking & Transportation     0.8%              2%
---------------------------------------------------------

NOTE: Large changes are bolded.


CHANGES IN PORTFOLIO SECTORS

     It is increasingly evident that we are undergoing a shift in the sectors driving the stock market. You can see the sector changes we have made to your Fund in TABLE 2, with large changes in bold type. There has been a shift away from the CHIP & CHIP EQUIPMENT COMPANIES, and towards SOFTWARE, INTERNET SERVICE COMPANIES & INFORMATION PROVIDERS, and TELECOMMUNICATIONS. We believe the proximate cause of the shift is weakness in the markets due to the economic weakness of the Pacific Rim countries.

     However, WE BELIEVE THERE IS A MORE FUNDAMENTAL SHIFT OCCURRING. Semi-conductor chip and equipment manufacturers are one of the primary sectors that has gotten us where we are over the last 20 years or so. However, most people have enough desktop processing power with the PENTIUM II. People are increasingly using their computers for communications tasks, not number crunching.

     This means to us that the focus of the high tech part of the stock market will increasingly turn toward those companies that enhance the ability of people to use their computers for communications functions.
These are the software, Internet and telecommunications sectors. The chip sector isn't dead, but it will become increasingly cyclical with the slowing of growth in desktop computers.

     In other sectors, we have continued to build up the ELECTRIC & GAS UTILITY SECTOR to take advantage of what we view as a long-term decline in interest rates due to increasing productivity and excess capacity in the Pacific Rim, as well as continuing deregulation in this sector.
Deregulation always presents major opportunities, and we are buying the companies that seem best positioned to take advantage of them. We have allowed the REAL ESTATE INVESTMENT TRUST (REIT) sector to decline from 7% to 3% of the overall portfolio, due to our concern that the sector was overvalued, and it has in fact continued to decline in value.

CHANGES IN INVESTMENT POSITIONS:  SALES

     Due to the fundamental changes discussed above, we have sold our APPLIED MATERIALS (AMAT, OTC), and lightened up on INTEL (INTC, OTC) and other chip positions, especially those directly related to number crunching as opposed to communications. We began reducing our positions before the steep decline in Applied Materials, so we avoided a large loss, but we realized a large capital gain to do so. As most of you are aware, we try hard to keep from distributing gains to you. Giving our money to the IRS unnecessarily is not one of our goals in life. As a result we will attempt to whittle down these gains by selling losing positions over the next several months. And yes, we do goof sometimes and make bad picks. We are quite sure very few other mutual funds do this, since we haven't seen many who mention it, but we are trying to be open about how we run the Fund. After all, it's your money (and ours). We may still have to distribute some capital gains at the end of the year, but it isn't a large amount, and we are doing all we can to minimize it.

     We sold TELEPORT COMMUNICATIONS (TCGI, OTC) because it was bought out by AT&T (T, NYSE), which we do not want to own. We sold SIGMA-ALDRICH (SIAL, OTC) due to concerns about a significant slowing of the company's sales growth over the last few years. We lost money in selling QUANTUM CORP. (QNTM, OTC), because the disk drive sector turned out to be in worse shape than we had thought. Another of our larger holdings, BROOKS FIBER PROPERTIES (BFPT, OTC) was taken over by WORLDCOM (WCOM, OTC). As a result, we sold off some of our WorldCom, since we did not want to own as much as the conversion would have given us. We sold ORACLE (ORCL, OTC) on Dec. 1 at nearly $32, just a few days before it lost a third of its value, due to our concerns regarding its market position. Finally, we sold off some of our YAHOO! (YHOO, OTC) for a whopping gain. Bad mistake. You aren't supposed to sell stuff that goes up, just stuff that goes down. Will Rogers already warned us about this, and we didn't listen. We'll do better in the future.

CHANGES IN INVESTMENT POSITIONS:  PURCHASES

     The Fund raised significantly more cash due to temporary asset repositioning, caused by the process of modifying the Fund's risk-return profile. Cash levels above 5% are normally temporary, or due to management's inability to find affordable companies to buy. Major additions to your Fund's portfolio include the following companies:


COPYRIGHT 1998, IPS ADVISORY, INC.                                    Page 3

          MAJOR NEW STOCK ADDITIONS LAST 6 MONTHS        BUY PRICE RANGE        PRICE ON 25 JUNE
          ---------------------------------------        ---------------        ----------------
          America On-Line (AOL, NYSE)                       $79 - $90                $107.75
          BMC Software (BMCS, OTC)                          $42 - $44                $ 53.00
          EarthLink Network (ELNK, OTC)                     $56 - $67                $ 72.25
          US Sprint (FON, NYSE)                             $58 - $71                $ 75.25
          MindSpring (MSPG, OTC)                            $56 - $63                $ 94.88
          Qwest Communications (QWST, OTC)                  $30 - $39                $ 32.63

          MAJOR ADDITIONS TO EXISTING POSITIONS
          -------------------------------------

          Cambridge Technology Partners (CATP, OTC)         $36 - $54                $ 54.88
          Cisco Systems (CSCO, OTC)                         $75 - $76                $ 87.06
          Enron Corp. (ENE, NYSE)                           $40 - $50                $ 50.00
          FPL Group (FPL, NYSE)                             $56 - $62                $ 62.06
          Intermedia Communications (ICIX, OTC)             $25 - $38                $ 42.75
          NIPSCO (NI, NYSE)                                 $23 - $27                $ 27.44
          Peoplesoft (PSFT, OTC)                            $33 - $47                $ 46.75
          Sterling Commerce (SE, NYSE)                      $35 - $43                $ 45.63

     Note in the above lists the prevalence of utility (ENE, FPL, NI), Internet (AOL, ELNK, MSPG, CSCO), telecommunications (FON, QWST, ICIX) and software companies (BMCS, CATP, PSFT, SE). These four groups cover all major additions to the fund in the last half year, and tell you clearly where we are placing our emphasis. We believe there is an enormous opportunity in deregulation of the power generation industry, and although it may be a more gradual change than the development of the Internet, it will be huge.

     Our strong focus on the Internet, software and telecommunications reflect the rapid development of individuals' increasing inclination to use their computers for communications, research and shopping, not number crunching. These functions will spread rapidly to hand-held devices such as palm-sized computers, PCS phones, and other small electronic appliances, as the cost of specialized chips necessary to run them come down, and as telecommunications costs drop.

     THERE IS MORE TO THE STORY, HOWEVER. We are investing in different aspects of a fundamental technological change similar to the invention of the printing press in mid-15th century Europe. All major technological revolutions are accomplished because a fundamental new technology drastically reduces the cost of some critical resource that has limited civilization's ability to progress beyond a certain point. THE ELIMINATION OF THE LIMITS IMPOSED BY THESE CRITICAL RESOURCES INEVITABLY OCCUR VERY RAPIDLY, WITHIN A GENERATION OR SO. The printing press brought the cost of books down to less than 1/350th of what they had been in the age of scribes, and drastically reduced the cost of information to the point where ordinary people could afford books for the first time in human history.

     The invention of the steam engine (and later, electric motors) finally brought the cost of power down to the point where our civilization was no longer limited by sail area or the number of horses (or slaves) one could harness. Semi-conductors lowered the cost of processing information locally by orders of magnitude. Fundamental technological changes have huge consequences far beyond the immediate use of the new technology. THE ABILITY, FOR THE FIRST TIME, OF FAMILIES TO AFFORD A BIBLE WAS DIRECTLY RESPONSIBLE FOR THE PROTESTANT REFORMATION, AND THE ELIMINATION OF THE CATHOLIC CHURCH AS THE MOST POWERFUL INSTITUTION IN EUROPE, something no one could have predicted initially just from the ability to print cheap books. Fundamental technological revolutions require a constant rethinking, in ways we become unaccustomed to in the much longer periods of stability between them, of where our civilization is going.

     Periods of major investment opportunity seem always to coincide with the elimination of the limits imposed on civilization by a critical limiting resource. IN OUR VIEW, THAT CRITICAL RESOURCE TODAY IS THE COST OF BANDWIDTH (the size of the pipe through which all digital data - voice, video, e-mail, etc. - must pass). We expect that the companies that prosper the most will be those companies that drive down the cost of bandwidth (QWST, FON, LU, LVLT, WCOM), and those who prosper directly as a result of cheaper bandwidth (AOL, YHOO, SE, MSFT, ELNK, MSPG, HRBC). The next major development for our society will be the drop in bandwidth cost by orders of magnitude. We will do our best to make sure you don't miss it. Thank you again for your confidence in IPS MILLENNIUM FUND.


ROBERT LOEST, PH.D., CFA           GREGORY A. D'AMICO
SENIOR PORTFOLIO MANAGER           PRESIDENT


_______________________________________________________________________________

     THIS SEMI-ANNUAL REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS UNLESS IT IS PROCEEDED OR ACCOMPANIED BY A PROSPECTUS
FOR IPS MILLENNIUM FUND.
_______________________________________________________________________________


COPYRIGHT 1998, IPS ADVISORY, INC.                                    Page 4
                            FINANCIAL STATEMENTS
                                (UNAUDITED)

                             IPS MILLENNIUM FUND

_______________________________________________________________________________


                     STATEMENT OF ASSETS AND LIABILITIES
                     For the 6 months ended May 31, 1998
                     -----------------------------------

ASSETS:
Investments in securities, at value -
 identified cost $11,248,647                         $16,784,784

Cash                                                         .32
Accrued income
  Sales of fund shares                                     5,700
  Security sales                                         167,820
  Dividends                                               11,587
  Interest                                                 6,284
Other assets                                               6,049
                                                    ------------

Total assets                                          16,982,224

LIABILITIES:
 Accrued expenses                                         16,998
                                                    ------------

Total liabilities                                         16,998
                                                    ------------

NET ASSETS ON MAY 31, 1998
Equivalent to $25.07 per share based on
676,701.207 shares of capital stock
outstanding                                          $16,965,226
                                                    ============
_______________________________________________________________________________

                          STATEMENT OF OPERATIONS
                     For the 6 months ended May 31, 1998
                     -----------------------------------

INVESTMENT INCOME:
Income
   Dividend income                                   $    72,081
   Interest                                               17,032
                                                    ------------
Total income                                              89,113
Expenses:
   Management fees                                        92,496
   Expense reimbursement                             (     1,604)
   Organizational cost                                     1,604
                                                    ------------
  Total expense                                           92,496
                                                    ------------
  Net investment income                              (     3,383)
                                                    ------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                      830,324
   Change in unrealized appreciation
   of investments for the year                           550,583

                                                    ------------
   Net gain (loss) on investments                      1,380,907
                                                    ------------

NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                        $1,377,524
                                                    ============



                            FINANCIAL STATEMENTS
                                (UNAUDITED)

                             IPS MILLENNIUM FUND

_______________________________________________________________________________

                   STATEMENT OF CHANGES IN NET ASSETS
                   For the 6 months ended May 31, 1998
                   -----------------------------------


                                             Six months ended   Year ended

INCREASE (DECREASE) IN NET                   1998           1997
ASSETS FROM OPERATIONS:                      ----           ----

Investment income-net                     ( $3,383)      ($18,357)
Net realized gain on
investments                                830,324       (227,520)

CHANGE IN UNREALIZED
APPECIATION                                550,583      1,740,804
                                         ---------      ---------


Net increase in net assets               1,377,524      1,494,927
resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS
FROM:

Investment income-net                        0              0

Realized gains                               0            (24,680)
                                         ---------      ---------

Net decrease in net assets due               0            (24,680)
to distributions to shareholders

CAPITAL SHARE TRANSACTIONS:

Issued-regular                           4,250,985      4,773,237

Issued-in lieu of cash                       0             24,531
distributions

Redeemed - regular                       ( 347,497)     ( 197,315)
                                         ---------      ---------

INCREASE IN NET ASSETS DUE TO            3,903,487      4,600,453
CAPITAL SHARE TRANSACTIONS

INCREASE IN NET ASSETS                   5,281,011      6,070,700

NET ASSETS

   Beginning of year                    11,684,215      5,613,515

   End of period                       $16,965,226    $11,684,215
                                       ===========    ===========

                             IPS MILLENNIUM FUND

                        NOTES TO FINANCIAL STATEMENTS
                        SIX MONTHS ENDED MAY 31, 1998


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The company began selling shares and making investments on January 3, 1995. The Fund provides investment management and advisory services for its shareholders, which include individuals, qualified plans and trust accounts located states in the United States.

SECURITY VALUATION - Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of May 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $3,364,819. The cost of portfolio securities for book and federal income tax purposes was $11,248,647.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are recorded on the ex-dividend date.

OTHER - The Fund follows industry practice and records security transactions on the trade date for performance calculations and the trade date plus one for fund accounting. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - DISTRIBUTIONS TO SHAREHOLDERS

As of May 31, 1998 there have been no distributions.


NOTE 3 - ORGANIZATIONAL EXPENSES

The Fund has incurred amortized organizational expenses in the amount of
$16,281.   Organizational expenses are being amortized monthly over a period of 60 months, beginning on January 3, 1995. The balance outstanding on May 31, 1998 was $6,093.23


NOTE 4 - CAPITAL SHARE TRANSACTIONS

As of May 31, 1998, there were an unlimited number of shares of no par value capital stock authorized and capital paid in aggregated $12,973,169.

Transactions in capital stock for the period 11/30/97 through 05/31/98 were as follows:

                                                SHARES                                AMOUNT
                                                ------                                ------

                                     1998                 1997                1998               1997

Shares sold                      177,611.589          234,740.915          $4,250,984        $4,773,237
Share issued in reinvestment
  of Dividends                        0                 1,312.499              0                 24,531
                                 -----------          -----------          ----------        ----------
     Total                       177,611.589          236,053.414          $4,250,984        $4,797,768
Shares redeemed                    1,852.448            9,838.368             347,497           197,315
                                 -----------          -----------          ----------        ----------
Net increase                     175,759.141          226,215.046          $3,903,487        $4,600,453


NOTE 5 - INVESTMENT TRANSACTIONS

The Fund made purchases and sales of investment securities (excluding short-term securities) of $8,993,903 and $5,329,976, respectively, during the period December 1, 1997 through May 31, 1998; there were no investment transactions involving U.S. Government obligations.

As of May 31, 1998 the unrealized appreciation of securities was $3,364,819; accumulated undistributed net realized gains on investment transactions totaled $830,324.


NOTE 6 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays advisory fees for investment management and advisory services under a management agreement with IPS Advisory, Inc.(the Advisor). Under the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,000 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,000.

Certain officers and trustees of the Fund are also officers and directors of the investment advisor.

                        SIX MONTHS ENDED MAY 31, 1998

Securities Service Network, Inc .(SSNI), the Fund's underwriter, has received no income from sales commissions earned on sales of the Fund shares, since it is a no-load fund. Mr. D'Amico and Mr. Loest are registered representatives of SSNI.

All securities trades for the Fund have been made through SSNI. Mr. D'Amico and Mr. Loest, as registered representatives of SSNI, received benefits from securities trading commissions paid by the Fund to SSNI. The Investment Advisor has no soft dollar arrangements with any company.


NOTE 7 - PORTFOLIO MANAGER INVESTMENT DISCLOSURE

IPS Advisory, Inc. prohibits its portfolio managers from trading in individual stocks. All of the invested assets of portfolio manager Robert Loest, as well as his immediate family, are invested in IPS Millennium Fund.



________________________________________________________________________________


                              IPS MILLENNIUM FUND

          FINANCIAL HIGHLIGHTS, SELECTED PER SHARE DATA AND RATIOS

________________________________________________________________________________

                                                       For the period ended     For the year ended       For the year ended
                                                       May 31, 1998             Nov. 30, 1997            Nov. 30, 1996
                                                       ------------             -------------            -------------
                                                       PER SHARE DATA:          PER SHARE DATA:          PER SHARE DATA:
NET ASSET VALUE:
     Beginning of period                                   $22.310                  $18.860                 $14.996

INCOME FROM INVESTMENT OPERATIONS
Net Investment income                                       (0.006)                  (0.046)                  0.021
Net realized and unrealized gain
     (loss) on investments                                   2.766                    3.576                   3.959

      TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         2.760                    3.530                   3.980

LESS DISTRIBUTIONS:

Dividends from net investment income                         0.000                    0.000                  (0.035)
Dividends from net realized gains on investments            (0.000)                  (0.080)                 (0.081)

Total distributions                                        $(0.000)                 $(0.080)                $(0.116)

NET ASSET VALUE:
     End of period                                         $25.070                  $22.310                 $18.860
                                                          ========                 --------                --------

     Total return (annualized)                              24.826%                  18.746%                 26.754%

RATIOS:
     Net assets, end of period (thousands)             $16,965.226              $11,684.215              $5,613.515
     Ratio of expenses to average net assets                 1.40%                    1.40%                   1.40%
     Ratio of net income to average net assets                .03%                    0.23%                   0.76%
     Portfolio turnover rate                                42.77%                   33.17%                  55.17%
     Average commissions per share                          $0.05100                 $0.04050                $0.05705
________________________________________________________________________________________________________________________________

See notes to financial statements.

                             IPS MILLENNIUM FUND
                      INVESTMENT PORTFOLIO MAY 31, 1998

________________________________________________________________________________________________
________________________________________________________________________________________________

                                   SHARES OR           MARKET         PERCENT OF         SECTOR
EQUITY SECURITIES:                 PRINCIPAL AMOUNT    VALUE          NET ASSETS         WEIGHTING
________________________________________________________________________________________________
________________________________________________________________________________________________

BANKING & BROKERAGE                                                                  2.60%
-------------------                                                                  -----
   Chase Manhattan Bank            1,000          $136,063       0.8%
   National Commerce Bancorp       3,932          $174,237       1.0%
   Trustco & Bank of NY            4,600          $131,100       0.8%

BROADCASTING                                                                         0.40%
------------                                                                         -----
  Heftel Broadcasting              2,000          $ 75,750       0.4%

COMPUTER & INTERNET EQUIPMENT                                                        9.30%
-----------------------------                                                        -----
  Cisco Systems                   10,500          $794,063       4.7%
  EMC Corp                        19,000          $788,500       4.6%

ELECTRONIC COMMERCE                                                                  5.0%
-------------------                                                                  ----
  Cybercash Inc.                   5,000          $ 75,313       0.4%
  Harbinger Corp.                 14,000          $325,938       1.9%
  Open Market                      6,000          $ 97,125       0.6%
  Sterling Commerce                9,000          $357,188       2.1%

ELECTRIC & GAS UTILITIES                                                             18.5%
-------------------------                                                            -----
  Duke Power                      12,000          $692,250       4.1%
  Enron Corp.                     16,300          $817,038       4.8%
  FPL Group                        9,000          $552,938       3.3%
  Nipsco                          24,500          $658,438       3.9%
  Scana Corp                       7,000          $201,688       1.2%
  St. Joseph P&L                   2,000          $ 37,625       0.2%
  TECO Energy                      7,000          $183,313       1.1%

INFORMATION & SERVICES                                                               6.0%
----------------------                                                               ----
  America Online                   3,100          $258,463       1.5%
  Apollo Group                     1,500          $ 47,906       0.3%
  Cambridge Technology             7,000          $351,094       2.1%
  Equifax Inc.                     4,000          $145,500       0.9%
  Yahoo!                           2,000          $219,000       1.3%

INSURANCE                                                                            1.7%
---------                                                                            ----
  Executive Risk                   1,000          $ 62,813       0.4%
  Frontier Group                   9,040          $219,785       1.3%

MEDICAL SERVICES                                                                     4.6%
----------------                                                                     ----
  HBO & Company                    8,200          $473,294       2.8%
  Quintiles Transnational          6,200          $301,475       1.8%

OIL & GAS                                                                            1.5%
---------                                                                            ----
  Amoco Corp.                      6,000          $250,500       1.5%

PHARMACEUTICALS & BIOTECHNOLOGY                                                      3.8%
-------------------------------                                                      ----
  Abbott Laboratories, Inc.        1,195          $ 88,803       0.5%
  Affymetrix Inc                   3,000          $ 80,625       0.5%
  Chirex Inc                       8,000          $170,000       1.0%
  Heartport                        3,000          $ 24,000       0.1%
  Incyte Pharmaceuticals           3,000          $110,156       0.6%
  Theragenics                      6,000          $167,250       1.0%

REAL ESTATE INVESTMENT TRUST                                                         3.3%
  BRE Properties                   5,000          $131,563       0.8%
  Equity Residential Props         5,000          $244,688       1.4%
  Mack-Cali Realty                 5,000          $180,625       1.1%

________________________________________________________________________________________________
________________________________________________________________________________________________

                              SHARES OR           MARKET         PERCENT OF         SECTOR
EQUITY SECURITIES:            PRINCIPAL AMOUNT    VALUE          NET ASSETS         WEIGHTING
________________________________________________________________________________________________
________________________________________________________________________________________________

SEMI-CONDUCTOR TECHNOLOGY                                                            5.5%
-------------------------                                                            ----
  Analog Devices                   7,000          $173,688       1.0%
  Applied Materials Inc.           7,000          $224,000       1.3%
  Intel, Inc.                      2,000          $142,875       0.8%
  Linear Technology                2,500          $174,844       1.0%
  National Semiconductor           3,000          $ 48,750       0.3%
  Solectron Corp                   4,000          $165,500       1.0%

SOFTWARE                                                                             8.0%
--------                                                                             ----
  BMC Software                     4,000          $184,250       1.1%
  Computer Associates, Inc.        8,500          $448,906       2.6%
  Microsoft                        6,000          $508,875       3.0%
  Peoplesoft                       5,000          $218,438       1.3%

SPECIALTY CHEMICAL                                                                   1.0%
------------------                                                                   ----
  Learonal                         5,500          $162,594       1.0%

TELECOMMUNICATIONS
(SERVICE & EUIPMENT)                                                                 13.2%
-------------------                                                                  -----
  Earthlink Network                2,000          $109,000       0.6%
  Intermedia Communications        4,000          $296,500       1.7%
  Inter-Tel                        3,000          $ 56,344       0.3%
  Lucent Technologies              5,166          $366,463       2.2%
  McCleod USA                      2,000          $ 83,000       0.5%
  Mindspring                       3,000          $159,094       0.9%
  Pairgain Technologies            4,000          $ 62,500       0.4%
  QWEST Communications             2,000          $ 66,125       0.4%
  Sprint                           8,000          $575,000       3.4%
  WorldCom, Inc.                  10,250          $466,375       2.7%

TRANSPORTATION & TRUCKING                                                            0.8%
-------------------------                                                            ----
  Sysco Corp.                      3,000          $ 69,938       0.4%
  U.S. Food Services               2,000          $ 66,250       0.4%

OTHER ASSETS                                                                         1.1%
------------                                                                         ----
Receivables Minus Payables                        $108,442       1.1%

MONEY MARKET FUNDS                                                                   13.7%
------------------                                                                   -----
  Federated U.S. Treasury Fund   859,399          $859,399       5.1%
  Provident Insured Money Fund   610,078          $610,078       3.6%
  Riverfront U.S. Govt
    Securities Fund              859,399          $859,399       5.1%

________________________________________________________________________________________________
________________________________________________________________________________________________

  TOTAL ASSETS:                2,671,860        $16,965,226                         100.0%